UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

Techpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55843	80-0806545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 N. First Street, #550 San Jose, CA	95131
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including, Area Code: (408) 324-0588

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Japanese Depositary Shares, each representing one share of Common Stock, $0.0001 par value per share	M-6697	Tokyo Stock Exchange (Growth Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On January 15, 2025, Techpoint, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ASMedia Technology Inc., a Taiwanese corporation (“Parent”), and Apex Merger Sub Inc., a Delaware corporation (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Parent.

The Company’s board of directors (the “Board”) unanimously determined that the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to, and in the best interests of the Company and the Company’s stockholders; approved the Merger Agreement and the transactions contemplated by the Merger Agreement; and recommended that the Company’s stockholders vote to adopt and approve the Merger Agreement and the Merger.

Under the Merger Agreement, at the effective time of the Merger (the “Effective Time”):

•

Each share of common stock, $0.0001 par value per share, of the Company issued and outstanding immediately prior to the effective time of the Merger (the “Shares”) (subject to certain exceptions set forth in the Merger Agreement) will be converted into the right to receive $20.00 per share in cash, without interest, subject to any withholding taxes (the “Merger Consideration”).

•

Each Share held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of the Company, Parent or Merger Sub), in each case, immediately prior to the Effective Time, will automatically be cancelled and will cease to exist, and no consideration or payment will be delivered in exchange for or in respect of such Shares.

•

All outstanding shares of capital stock of Merger Sub held immediately prior to the Effective Time will be converted into and become (in the aggregate) one share of newly and validly issued, fully paid and non-assessable shares of common stock of the Surviving Corporation and will constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

Effective as of immediately prior to the Effective Time:

•

Each option to purchase Shares that is outstanding and vested immediately prior to the Effective Time (if any) (each a “Company Option”) will automatically be cancelled and be converted into the right to receive (without interest) a lump sum cash payment (less applicable Tax withholdings) equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option; provided, that, any such Company Option with respect to which the per Share exercise price subject thereto is equal to or greater than the Merger Consideration will be canceled effective as of the Effective Time for no consideration.

•

Each option to purchase Shares that is outstanding and unvested immediately prior to the Effective Time (if any) will automatically be cancelled for no consideration effective as of the Effective Time.

•

Each restricted stock unit award subject to time-based vesting restrictions, whether vested or unvested, that is outstanding under any Company Equity Plan immediately prior to the Effective Time (each, a “Company RSU”), will automatically be converted into a cash award that entitles the holder to receive, if and when vested, a cash payment (less any applicable Tax withholdings) equal to: (x) the total number of Shares represented by such Company RSU multiplied by (y) the Merger Consideration, with the same terms and conditions (including the vesting schedule) as applied to such Company RSU.

Following the Effective Time and upon liquidation of the trust created under the Listed Foreign Stock Trust Beneficiary Interest Beneficiary Certificate Issuance Trust Agreement and Agreement regarding Issuer dated August 31, 2017 among the Company, Mizuho Securities Co., Ltd., Mitsubishi UFJ Trust and Banking Corporation, and The Master Trust Bank of Japan, Ltd. (the “Trust Agreement”), which Trust Agreement governs the rights of holders of the Company’s Japanese Depositary Shares, each holder of the Company’s Japanese Depositary Shares will receive their distribution from the trustee in accordance with the Trust Agreement.

As of the Effective Time, the Company Equity Plans (as defined in the Merger Agreement) will be terminated and no further Shares, Company Options, Company RSUs, other Equity Interests (as defined in the Merger Agreement) in the Company, or other rights with respect to Shares will be granted thereunder. After the Effective Time, no such Company Option, Company RSU, Equity Interest, or other right that was outstanding immediately prior to the Effective Time will remain outstanding and each former holder of any such Company Option, Company RSU, Equity Interest, or other right will cease to have any rights with respect thereto, except the right to receive the consideration as set forth above.

Consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions (collectively, “Closing Conditions”), including: (1) approval by the Company’s stockholders of the Merger Agreement and the transactions contemplated by the Merger Agreement, (2) all required filings have been made and all required approvals obtained (or waiting periods expired or terminated) under applicable Antitrust Laws (as defined in the Merger Agreement) (if any) (collectively, the “Antitrust Filings”), CFIUS Approval (as defined in the Merger Agreement) and Taiwan DIR Approval (as defined in the Merger Agreement) will have been obtained; (3) the absence of any laws or orders by a governmental entity having jurisdiction over any party to the Merger Agreement that make illegal, enjoin, or prohibit consummation of the Merger or the transactions contemplated by the Merger Agreement and (4) the absence of any Burdensome Condition (as defined in the Merger Agreement) as a condition of any Required Regulatory Authorizations (as defined in the Merger Agreement) or any governmental authorizations in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement or as a result of any law or orders by a governmental entity having jurisdiction over any party to the Merger Agreement.

Assuming the satisfaction of the conditions set forth in the Merger Agreement, the Company expects the Merger to close (the “Closing”) during the second quarter or early third quarter of 2025. The Company has agreed to reasonably cooperate with Parent and use its reasonable best efforts to enable the deregistration of such Japanese Depositary Shares under the Exchange Act and the Financial Instruments and Exchange Act of Japan as promptly as practicable, and in any event at least two (2) days prior to the Closing.

The Merger Agreement contains customary representations, warranties, and covenants made by each of the Company, Parent, and Merger Sub, including, among others, covenants by the Company, Parent, and Merger Sub regarding the conduct of their respective businesses prior to the earlier of the effective time of the Merger or the termination, if any, of the Merger Agreement.

Except as provided in the Merger Agreement, from the date of the Merger Agreement until the earlier of the effective time of the Merger or the termination, if any, of the Merger Agreement, the Company is subject to customary “no-shop” restrictions pursuant to which the Company will not, among other things: (1) directly or indirectly solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any bona fide inquiry, proposal, or offer that constitutes or would reasonably be expected to lead to a Takeover Proposal (as defined in the Merger Agreement); (2) enter into, continue, conduct, or engage in any discussions or negotiations with, disclose any material non-public information to, afford access to the business, properties, assets, books, or records of the Company or any of its subsidiaries to, or knowingly assist, participate in, facilitate, or encourage any effort by, any third party relating to a Takeover Proposal or any inquiry or proposal that would reasonably be expected to lead to a Takeover Proposal; or (3) amend, knowingly fail to enforce or grant any waiver or release under any standstill or similar agreement with respect to any class of equity interests of the Company or any of its subsidiaries. In addition, the Company has agreed that, subject to certain exceptions, the Board will not effect a Company Adverse Recommendation Change (as defined in the Merger Agreement) (which includes failing to make, withholding, withdrawing, amending, modifying, or materially qualifying the Board’s recommendation that the Company’s stockholders adopt and approve the Merger Agreement and the transactions contemplated by the Merger Agreement) or enter into a contract relating to any Takeover Proposal. The Company has also agreed that it will file with the Securities and Exchange Commission (the “SEC”) a proxy statement in preliminary form relating to the adoption of the Merger Agreement by the Company’s stockholders and a stockholder advisory vote regarding certain executive compensation (if required) as soon as reasonably practicable after the date of the Merger Agreement, and will convene and hold a special meeting of the Company’s stockholders (“Special Meeting”) to consider the foregoing as soon as reasonably practicable after the date of the Merger Agreement.

The Merger Agreement may be terminated at any time prior to the closing of the Merger by the mutual written consent of the Company, Parent, and Merger Sub. In addition, either the Company or Parent may terminate the Merger Agreement if, among certain other circumstances, (1) the Merger has not been consummated on or before the nine month anniversary of the Merger Agreement (the “End Date”), provided that if the Merger has not been consummated prior to the End Date as a result of any Required Regulatory Authorization not having been obtained, such End Date may be extended by either the Company or Parent once for a period of three months by written notice to the other party, (2) if any governmental entity has enacted, issued, promulgated, enforced, or entered any final and non-appealable law or order making illegal or permanently enjoining or otherwise prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement (a “Governmental Prohibition”), (3) the Company’s stockholders fail to adopt the Merger Agreement at the Special Meeting or (4) a CFIUS Turndown (as defined in the Merger Agreement) has occurred. The Company may terminate the Merger Agreement in certain additional limited circumstances, including if, prior to the adoption of the Merger Agreement by the Company’s stockholders at the Special Meeting, the Board authorizes the Company, subject to material compliance with the “no-shop” restrictions in the Merger Agreement, to enter into a contract relating to any Takeover Proposal in respect of a Superior Proposal (as defined in the Merger Agreement); provided, that prior to or concurrently with such termination, the Company will have paid a termination fee of $7,520,000, as discussed further below. Parent may terminate the Merger Agreement in certain additional limited circumstances, including if a Company Adverse Recommendation Change has occurred, the Company has approved or adopted, or recommended the approval or adoption of, a contract relating to any Takeover Proposal, any applicable governmental entity having jurisdiction over any party to the Merger Agreement has enacted, promulgated, enforced or entered any final and nonappealable law or order that would result in, any Burdensome Condition or shall have informed Parent that any Required Regulatory Authorization will be conditioned on the imposition of a Burdensome Condition that Parent is unwilling to accept or take after Parent uses reasonable best efforts to negotiate with the relevant governmental entity in good faith.

Upon termination of the Merger Agreement under specified limited circumstances, the Company will be required to pay Parent a termination fee of $7,520,000. Specifically, this termination fee is payable by the Company to Parent if (1) Parent terminates the Merger Agreement because a Company Adverse Recommendation Change has occurred (including, but not limited to, with respect to an Intervening Event (as defined in the Merger Agreement)) or the Company has approved or adopted, or recommended the approval or adoption of, a contract relating to any Takeover Proposal, or (2) the Company terminates the Merger Agreement because prior to the adoption of the Merger Agreement by the Company’s stockholders at the Special Meeting, the Board authorizes the Company, subject to material compliance with the “no-shop” restrictions in the Merger Agreement, to enter into a contract relating to any Takeover Proposal in respect of a Superior Proposal.

This termination fee will also be payable by the Company to Parent in the event that (a) Parent terminates the Merger Agreement because the Company breached any representation, warranty, covenant, or agreement in the Merger Agreement such that certain conditions to the closing of the Merger would not be satisfied and such breach is incapable of being cured by the End Date or if capable of being cured by the End Date, will not have been cured prior to a certain prescribed date; or (b) the Company or Parent terminates the Merger Agreement because (1) the merger has not been consummated on or before the End Date, or (2) the Company’s stockholders fail to adopt the Merger Agreement at the Special Meeting; and, in each case (A) prior to the termination, a Takeover Proposal (with references to 20% in its definition deemed to be 50% pursuant to the Merger Agreement) has been publicly disclosed or, with respect to the terminations pursuant to clause (b)(1) or clause (a), otherwise made to the Company or the Board and (B) within twelve (12) months following the date of such termination, the Company has entered into a definitive agreement with respect to, or consummated, the Takeover Proposal from clause (A) or any Takeover Proposal for greater consideration than the Aggregate Merger Consideration (as defined in the Merger Agreement).

Except in the case of a Willful Breach (as defined in the Merger Agreement) of the Merger Agreement or Fraud (as defined in the Merger Agreement) by the Company (in which case Parent or Merger Sub will be entitled to seek monetary damages, recovery, or award from the Company), the parties agree that Parent’s right to receive the termination fee in the circumstances described above will be the sole and exclusive monetary remedy of Parent, and Merger Sub against the Company, its subsidiaries, and their related parties for all losses and damages suffered as a result of the failure of the transactions contemplated by the Merger Agreement to be consummated or for a breach or failure to perform under the Merger Agreement.

Upon termination of the Merger Agreement under other specified limited circumstances, Parent will be required to pay the Company a termination fee of $12,000,000 (the “Regulatory Termination Fee”). Specifically, the Regulatory Termination Fee is payable by Parent to the Company if the Merger Agreement is terminated: (1) by the Company or Parent because the Merger has not been consummated on or before the End Date and at the time of such termination, the mutual Closing Conditions and the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger are satisfied or capable of being satisfied (other than those conditions (X) related to Antitrust Filings, CFIUS Approval, Taiwan DIR Approval and

a Governmental Prohibition from a Specified Government Entity (as defined in the Merger Agreement), (Y) that by their nature are to be satisfied at the Closing, and (Z) that are not satisfied, in whole or in part, because of actions (or inactions) by Parent or any of its Affiliates (as defined in the Merger Agreement)); (2) by the Company or Parent due to a Governmental Prohibition from a Specified Government Entity; (3) by the Company due to a CFIUS Turndown; (4) by Parent if any applicable governmental entity having jurisdiction over any party to the Merger Agreement has enacted, promulgated, enforced or entered any final and nonappealable law or order that would result in, any Burdensome Condition or shall have informed Parent that any Required Regulatory Authorization will be conditioned on the imposition of a Burdensome Condition that Parent is unwilling to accept or take after Parent uses reasonable best efforts to negotiate with the relevant governmental entity in good faith or (5) if (a) the conditions to Parent’s and Merger Sub’s obligations to consummate the Merger are satisfied or capable of being satisfied (other than those conditions that by their nature are to be satisfied at the Closing), (b) the Company has indicated in writing to Parent that the Company is ready, willing and able to consummate the Merger, (c) Parent and Merger Sub fail to consummate the Merger within four business days following the date on which the Closing should have occurred pursuant to the Merger Agreement (or, if the End Date falls within such four-business day period, by the End Date) and (d) during such four-business day period (or, if the End Date falls within such four-business day period, during the period between the date on which the Closing should have occurred pursuant to the Merger Agreement and the End Date), the Company stood ready, willing and able to consummate the Merger and the other transactions contemplated by the Merger Agreement.

Except in the case of a Willful Breach (as defined in the Merger Agreement) of the Merger Agreement or Fraud (as defined in the Merger Agreement) by Parent, or Merger Sub (in which case the Company will be entitled to seek monetary damages, recovery, or award from Parent or Merger Sub), the parties agree that the Company’s right to receive the Regulatory Termination Fee will be the sole and exclusive monetary remedy of the Company against Parent and Merger Sub and their related parties for all losses and damages suffered as a result of a Regulatory Authorization Claim (as defined in the Merger Agreement).

Except for the treatment of fees and expenses following the termination of the Merger Agreement as expressly set forth in the Merger Agreement, (i) all filing expenses in relation to the Required Regulatory Authorizations other than Taiwan DIR Approval (each as defined in the Merger Agreement) will be equally paid in half by each of Parent and the Company, (ii) all expenses in relation to Taiwan DIR Approval will be solely paid by Parent, and (iii) all expenses in relation to the preparation, printing, filing, and mailing of the Proxy Statement will be equally paid in half by each of Parent and the Company and (iv) any other expenses incurred in connection with this Agreement and the transactions contemplated by the Merger Agreement will be paid by the party incurring such expenses.

The Merger Agreement also provides that the parties to the Merger Agreement may specifically enforce the performance of the terms and provisions of the Merger Agreement, in addition to any other remedy to which they are entitled at law or in equity. Except as set forth in the Merger Agreement (including where the Company will be required to pay Parent a termination fee if Parent terminates the Merger Agreement because a Company Adverse Recommendation Change has occurred or the Company has approved or adopted, or recommended the approval or adoption of, a contract relating to any Takeover Proposal), the Company may concurrently seek specific performance or other equitable relief subject to the terms of the Merger Agreement and payment of the termination fee by Parent or other monetary damages, remedy, or award. The Company also has the right to an injunction, specific performance, or other equitable remedies in connection with enforcing Parent’s and Merger Sub’s obligations to consummate the Merger.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement contains representations and warranties by each of the Company, Parent, and Merger Sub. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement;

•	may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and

•	were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

In connection with the Merger Agreement, the Company, ASMedia Technology Inc. and Supporting Stockholders (as defined in the Merger Agreement entered into voting agreements (the “Voting Agreements”) which contain, among other things, an agreement by Supporting Stockholders to vote or cause to be voted all shares of capital stock of the Company owned or subsequently acquired by such stockholders (the “Voting Agreement Shares”) (i) for the approval of the Merger and the definitive Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and the other transaction documents, and (ii) against any alternative proposal to acquire the Company or actions that are intended to, or would reasonably be expected to, impede, interfere with or materially and adversely affect the consummation of the Merger. The Supporting Stockholders have also agreed not to, among other things, sell, transfer, assign, pledge, give, tender in any tender or exchange offer or similarly dispose of any Voting Agreement Shares, subject to certain exceptions. The Voting Agreements automatically terminate upon the earliest of the Effective Time, the valid termination of the Merger Agreement, a change in recommendation of the Merger by the Company, and the date on which any amendment to the Merger Agreement is effected, or any waiver of the Company’s rights under the Merger Agreement is granted, in each case, without the Supporting Stockholders’ prior written consent, that (i) diminishes the Merger Consideration to be received by the stockholders of the Company or (ii) changes the form in which the Merger Consideration is payable to the stockholders of the Company. As of January 9, 2025, the Supporting Stockholders collectively beneficially owned approximately 32.2% of the total issued and outstanding shares of the Company’s common stock.

Item 8.01	Other Events.

On January 15, 2025, the Company issued a press release in Japanese announcing the parties’ entry into the Merger Agreement. An English translation of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Also on January 15, 2025, the Company and Parent issued a joint press release announcing the parties’ entry into the Merger Agreement. The press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Merger Agreement (the “Proposed Transaction”), the Company will file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION, AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of such documents (when available) through the website maintained by the SEC at https://www.sec.gov, or by visiting the Company’s website at www.techpointinc.com or by contacting the Company by email at ir@techpointinc.com.

Participants in the Solicitation of Proxies

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about the directors and executive officers of the Company is set forth in: (i) the Company’s proxy statement for its 2024 annual meeting of stockholders under the heading “Proposal 1”

(including “Election of Directors—Director Compensation,” “Executive Officers of the Registrant—Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management”), which was filed with the SEC on April 19, 2024 and is available at https://www.sec.gov/Archives/edgar/data/1556898/000095017024045892/techpoint-def_14a-2024_r.htm; (ii) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” which was filed with the SEC on March 15, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1556898/000095017024032070/ck0001556898-20231231.htm; and (iii) to the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2024 annual meeting of stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC (which are available at EDGAR Search Results https://www.sec.gov/edgar/search/#/category=form-cat2&ciks=0001556898&entityName=Techpoint%252C%2520Inc.%2520(THPTF)%2520(CIK%25200001556898)). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the Proposed Transaction when such materials become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.techpointinc.com.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act related to the Company and the Proposed Transaction. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of the Company. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “can,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “target,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements about the potential benefits of the Proposed Transaction, including future plans, objectives, expectations, and intentions; the anticipated timing related to the special meeting, including the record date, special meeting date and announcement date; the anticipated timing of closing of the Proposed Transaction; and the anticipated delisting and deregistration of the Company’s common stock. In addition, all statements that address operating performance, events or developments that the Company expects or anticipates will occur in the future—including statements relating to creating value for stockholders, benefits of the Proposed Transaction, and the expected timetable for completing the Proposed Transaction — are forward-looking statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of the Company to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not for any reason be satisfied (including the failure to obtain the approval of the Merger Agreement by the Company’s stockholders or the failure to obtain required regulatory approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transaction on the market price of the capital stock of the Company and on the Company’s operating results, including that the Company’s stock price may decline significantly if the Proposed Transaction is not consummated; the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, which in certain circumstances may require the Company to pay a termination fee; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction and the diversion of the attention of the Company management from its ongoing business); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks and uncertainties related to competition and demand for the Company’s products; the rapidly evolving market and uncertainty regarding the development of markets for the Company’s products; dependence on customers or other third parties; difficulties in commercializing new products, including delays and the failure of new products to perform as expected, to be manufactured at acceptable volumes, yields, and cost, to be qualified and accepted by the Company’s customers, and to successfully compete with products offered by competitors; uncertainties concerning the availability and cost of raw or commodity materials and product components; competition-related risks; risks and uncertainties related to laws, regulations, and legal proceedings, including litigation matters relating to the Proposed Transaction or otherwise impacting the Company generally, including the nature, cost, and outcome of any litigation and other legal proceedings related to the Proposed Transaction that may be instituted against the parties and others following the announcement of the Proposed Transaction; acquisition-related risks; risks related to the conversion of order backlog into product revenue and the timing thereof; economic changes in global markets, such as inflation and interest rates, and recession; government policies (including policy changes affecting the technology and semiconductor, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that the Company cannot control; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in the Company’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including the Company’s Quarterly Reports on Form 10-Q.

A further description of risks and uncertainties relating to the Company can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.

There can be no assurance that the Proposed Transaction will in fact be consummated. If the Proposed Transaction is consummated, the Company’s stockholders will cease to have any Equity Interest in the Company and will have no right to participate in its earnings and future growth. The Company cautions investors not to unduly rely on any forward-looking statements, which speak only as of the date thereof. The Company does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1+	Agreement and Plan of Merger, dated as of January 15, 2025, by and among ASMedia Technology Inc., a Taiwanese corporation, Apex Merger Sub Inc., a Delaware corporation, and Techpoint, Inc.

99.1	Press Release dated January 15, 2025 (English Translation).

99.2	Press Release dated January 15, 2025.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

+	Certain information was redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPOINT, INC.

Date: January 15, 2025	By:	/s/ Fumihiro Kozato
	Name:	Fumihiro Kozato
	Title:	President and Chief Executive Officer (Principal Executive Officer)

9